ALLCITY INSURANCE COMPANY

                                 45 MAIN STREET
                            BROOKLYN, NEW YORK 11201
                                 (718) 422-4000

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 24, 2002
                              --------------------

  To the Shareholders:


         The Combined 2001 and 2002 Annual Meetings of Shareholders ("Meeting") of Allcity Insurance Company ("Company") will be held at the offices of the Company, 45 Main Street, Brooklyn, New York 11201 on Monday, June 24, 2002, at 2:00 p.m. for the following purposes:

                  (1) To consider and act upon the election of nine members of the Board of Directors of the Company.

                  (2) To transact such other business as may properly come before the Meeting.

         Shareholders of record as of the close of business on May 15, 2002 are entitled to vote at and take part in the business of the Meeting.

         All shareholders are urged to participate either by sending in their proxies or by attending the Meeting in person.

By order of the Board of Directors.




                                                              Lisa M. Bencivenga
                                                             Corporate Secretary
June 1, 2002



                         IMPORTANT FOR ALL SHAREHOLDERS

                  It is important that your shares be represented at the Annual Meeting of Shareholders. To be sure your interests are represented, please sign and return promptly the enclosed proxy in the envelope provided. No postage is required.

                            ALLCITY INSURANCE COMPANY

                                 45 MAIN STREET
                            BROOKLYN, NEW YORK 11201
                                 (718) 422-4000
                              --------------------
                                 PROXY STATEMENT
                              --------------------
                             COMBINED 2001 AND 2002
                         ANNUAL MEETINGS OF SHAREHOLDERS

                                  JUNE 24, 2002

                  This proxy statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders ("Meeting") of Allcity Insurance Company ("Company"), to be held on Monday, June 24, 2002, at 2:00 p.m. at the offices of the Company, 45 Main Street, Brooklyn, New York 11201. This proxy statement and the accompanying form of proxy are being sent to shareholders on or about the date hereof.

                  The enclosed form of proxy is being solicited by the Board of Directors of the Company. Where the shareholder specifies a choice as provided in the form of proxy with respect to the matters to be acted upon, the shares will be voted in accordance with the choice so specified; otherwise they will be voted in accordance with the Board of Directors' recommendations. A shareholder executing and returning a proxy has the power to revoke it before it is voted by sending written notice or a subsequently executed and dated proxy to the Company at its principal office or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute the revocation of a proxy.

                  The expense of solicitation of the proxies will be borne by the Company. The solicitation will be made primarily by mail, and directors, officers and regular employees of the Company may solicit proxies by telephone, telecopier, telegram or in person. Brokerage houses and other custodians, nominees and fiduciaries will be reimbursed for the expense of forwarding documents to beneficial owners for whom they hold stock.

 VOTING PROCEDURES

                  There must be a quorum present for the Meeting. A quorum is a majority of the outstanding stock represented in person or by proxy at the Meeting. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum.

                  The affirmative vote of the holders of a plurality of the Common Shares voted at the Meeting is required to elect each director. Consequently, only Common Shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Common Shares present at the Meeting that are not voted for a particular nominee or Common Shares present by proxy where the shareholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

INDEPENDENT AUDITORS

                  The Company has been advised that representatives of PricewaterhouseCoopers LLP, the Company's independent auditors for the fiscal year ending December 31, 2001, will attend the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


                     VOTING SECURITIES AND PRINCIPAL HOLDERS

                  General. Shareholders of record as of the close of business on
                  -------
May 15, 2002 ("Record Date") are entitled to notice of and to vote at the Meeting. As of the Record Date, there were outstanding 7,078,625 Common Shares of the Company, which entitle shareholders to one vote in person or by proxy for each share held. The following table sets forth, as of May 15, 2002 information as to ownership of the Company's Common Shares by persons owning more than 5% of such shares. Information as to management's ownership of securities of the Company and the Company's parents is set forth under the caption "ELECTION OF DIRECTORS--Security Ownership of Management."

NAME AND ADDRESS                    AMOUNT AND NATURE           PERCENT OF
OF BENEFICIAL OWNER                 OF BENEFICIAL OWNERSHIP     CLASS
-------------------                 -----------------------     -----

Empire Insurance Company            5,987,401 Common            84.6%
("Empire")                          Shares owned of
45 Main Street                      record
Brooklyn, New York 11201

Baldwin Enterprises, Inc.           471,407 Common               6.7%
529 East South Temple               Shares owned of
Salt Lake City, Utah 84102 record

         Leucadia National Corporation ("Leucadia") controls Empire and Baldwin Enterprises, Inc. and may be considered a "parent" of the Company.

                              ELECTION OF DIRECTORS


                  Pursuant to the Company's Charter, By-laws and acts of the Board of Directors, the Board of Directors is presently comprised of 13 members who are divided into three classes, Classes I, II and III, serving staggered three-year terms of office. Class I consists of five directors and Classes II and III consist of four directors each.

                  At the Meeting, there will be an election of four Class II directors, who will serve for a two-year term expiring at the 2004 Annual
Meeting of Shareholders, one Class I director, who will serve for a one-year term to expire at the 2003 Annual Meeting of Shareholders and four Class III directors, who will serve for a three-year term to expire at the 2005 Annual Meeting of Shareholders. Martin B. Bernstein, H.E. Scruggs, Louis V. Siracusano and Lucius Theus are the Board of Directors' nominees for the Class II directorships. Rocco J. Nittoli is the Board of Directors' nominee for the Class I directorship. Christopher J. Gruttemeyer, James E. Jordan, Joseph A. Orlando and Harry H. Wise are the Board of Directors' nominees for the Class III directorships. All of the nominees are presently directors of the Company.

                  Carmen M. Rivera resigned from the offices of Senior Vice President and from her Class I directorship of the Company and Empire effective January 31, 2001. At a meeting of the Boards of Directors duly held on March 19, 2001, the Boards of the Company and Empire accepted Ms. Rivera's resignation effective January 31, 2001, and in accordance with the By-Laws of the Company and Empire, appointed Mr. Rocco J. Nittoli as a Class I Director of the Company and Empire effective March 19, 2001, to serve as a director of the Company until the 2001 Annual Meeting of Shareholders.

                  Francis M. Colalucci resigned from the offices of Executive Vice President, Chief Financial Officer and Treasurer and from his Class III directorship of the Company and Empire effective April 30, 2001. At a meeting of the Boards of Directors duly held on March 19, 2001, the Boards of the Company and Empire accepted Mr. Colalucci's resignation effective April 30, 2001, and in accordance with the By-Laws of the Company and Empire, appointed Mr. Christopher
J. Gruttemeyer as a Class III director of the Company and Empire effective March 19, 2001, to serve as a director of the Company and Empire until the 2001 Annual Meeting of Shareholders.

                  Although management does not contemplate that any of the nominees will be unable to serve for any reason, in the event that any of the nominees become unavailable for election, shares represented by valid proxies will be voted for the election of a substitute nominee to be designated by management.

                  All of the persons named as proxies in the accompanying form of proxy have advised the Company that they intend to vote shares represented by proxies received by them in favor of management's nominees in the election of directors, unless the authority to do so is withheld.

FURTHER INFORMATION ABOUT NOMINEES FOR DIRECTORS


                  Information about each nominee's position with the Company and Empire and principal occupation appears below.

Class II Directorships (Term Expires at 2004 Annual Meeting of Shareholders):
----------------------------------------------------------------------------

MARTIN B. BERNSTEIN, 68

         Position: Director of the Company and Empire since 1988.

         Principal Occupation: President  and  Director of  Ponderosa  Fibres of
                  America, Inc. (a pulp manufacturer for paper producers).


H.E. SCRUGGS, 45

         Position:President,   Chief  Executive  Officer  and  Director  of  the
                  Company and Empire since September 2000.

         Principal Occupation: President  and  Chief  Executive  Officer  of the
                  Company and Empire since September 2000. Chairman of American Investment Bank, another Leucadia subsidiary, since 1997. Member of the Utah Bar; Director of MK Gold (an international mining company) since March 2001. Previously, Vice President of Leucadia from March 2000 to January 2002, Chief Executive Officer of American Investment Bank from February 1997 through November 2001; Vice President of American Investment Bank from June 1995 to February 1997.

LOUIS V. SIRACUSANO, 55

         Position: Director of the Company and Empire since 1985.

         Principal Occupation: Partner  with  McKenna,  Fehringer,  Siracusano &
                  Chianese (a law firm) since 1976.


LUCIUS THEUS, 79

         Position: Director of the Company and Empire since 1980.

         Principal Occupation: President, The U.S. Associates (consultants in civic affairs, human resources and business management) since 1989. Principal and Chief Operating Officer of The Wellness Group, Inc. (a provider of health promotion programs) since 1989.


Class I Directorship (Term Expires at 2003 Annual Meeting of Shareholders):
---------------------------------------------------------------------------

ROCCO J. NITTOLI, 43

         Position: Director of the Company and Empire since March 2001.

         Principal Occupation: Chief Operating Officer of the Company and Empire since February 2001. Previously, Senior Vice President & Chief Information Officer of the Company and Empire from January 2000 to February 2001, Vice President and Controller of the Company and Empire from September 1997 to January 2000 and Controller of Aegis Insurance Services, Inc. from October 1995 to September 1997.


Class III Directorships (Term Expires at 2005 Annual Meeting of Shareholders):
------------------------------------------------------------------------------

CHRISTOPHER J. GRUTTEMEYER, 36

         Position: Director of the Company and Empire since March 2001.

         Principal Occupation: Vice  President  of the Company and Empire  since
                  December 2000. Previously, Assistant Vice President of the Company and Empire from September 1999 to December 2000; Senior Financial Analyst of the Company and Empire from December 1996 to September 1999; Internal Auditor of the Company and Empire from September 1994 to December 1996.


JAMES E. JORDAN, 58

         Position: Director of the Company and Empire since 1997.

         Principal Occupation: Private  investor  and  Director  of First  Eagle
                  SoGen Mutual Funds and J.Z. Equity Partners PLC (a British investment trust company). Previously, Financial Consultant of the Jordan Company from 1984 to 2001 and President of William Penn Corp. from 1986 to 1997.


JOSEPH A. ORLANDO, 46

         Position: Director of the Company and Empire since 1998.

         Principal Occupation: Vice  President  and Chief  Financial  Officer of
                  Leucadia since 1996.


HARRY H. WISE, 63

         Position: Director of the Company and Empire since 1988.

         Principal Occupation: President and Director, H.W. Associates, Inc. (an
                  investment advisory firm); President and Director, Madison Equity Capital Corp. (a sponsor of private investment partnerships).


                  The Board of Directors recommends that shareholders vote "FOR" the election of each of the Board of Director's nominees.

FURTHER INFORMATION ABOUT DIRECTORS CONTINUING IN OFFICE

                  The following directors are continuing in office for the respective periods indicated and until their successors are elected. Each of these directors was elected previously by the shareholders of the Company to hold such office. Information about each director's position with the Company and Empire and principal occupation appears below.


Class I Directorships (Term Expires at 2003 Annual Meeting of Shareholders):
----------------------------------------------------------------------------

IAN M. CUMMING, 61

         Position: Director of the Company and Empire since 1988.

         Principal Occupation: Chairman  of the Board and a Director of Leucadia
                  since June 1978; Chairman of the Board of the FINOVA Group, Inc. (a middle market lender) since August 2001. Director of Skywest, Inc. (a Utah-based regional air carrier) since June 1986. Director of MK Gold Company (an international gold mining company) since June 1995. Director of HomeFed Corporation (a real estate development company) since May 1999. Director of Carmike Cinemas, Inc. (a motion picture exhibitor) since January 2002.


THOMAS E. MARA, 55

         Position: Director of the Company and Empire since 1994.

         Principal Occupation: Executive  Vice  President of Leucadia  since May
                  1980 and Treasurer of Leucadia since January 1993. Director of MK Gold since February 2000.


JOSEPH S. STEINBERG, 57

         Position: Director of the Company and Empire since 1988 and Chairman of the Board since August, 1998.

         Principal Occupation: President  of  Leucadia  since  January  1979 and
                  Director since December

                  1978. Director of Jordan Industries, Inc. (a public company that owns and manages manufacturing companies) since June 1988. Director of MK Gold Company since June 1995; Director of HomeFed Corporation since August 1998. Director of the FINOVA Group, Inc. Since August 2001. Director of White Mountains Insurance Group, Ltd. (a publicly traded insurance company) since June 2001.


DANIEL G. STEWART, 81

         Position: Director of the Company and Empire since 1980.

         Principal Occupation: Independent  consulting  actuary  since  November
                  1991.


INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

                  During fiscal year 2000, the Board of Directors held five meetings and six meetings were held during fiscal year 2001.

                  The Board of  Directors  has  three  standing  committees:  an
Audit/Compensation   Committee,   an  Investment   Committee  and  an  Executive
Committee.

                  The Audit/Compensation Committee assists the Board of Directors in fufilling its responsibility to oversee management's conduct of the Company's financial reporting process, including selecting the Company's outside auditors and reviewing the financial reports and other financial information provided by the Company to governmental or regulatory bodies, the public or other users, the Company's systems of internal accounting and financial controls and the annual independent audit of the Company's financial statements. The Audit/Compensation Committee also determines compensation for all executives and administers incentive plans for executive officers. The Board of Directors has adopted a charter for the Audit/Compensation Committee, which is attached as Annex A to this Proxy Statement. The Audit/Compensation Committee met four times during fiscal years 2000 and 2001. The Audit Committee consists of Messrs. Daniel G. Stewart (Chairman), Martin B. Bernstein, Lucius Theus and Harry H. Wise. All members of the Audit/Compensation Committee are "independent" under the rules of the National Association of Securities Dealers currently applicable to the Company.

                  The information contained in this Proxy Statement with respect to the Audit/Compensation Committee and the independence of the members of the Audit/Compensation Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "SEC"), nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference in such filing.

                  The Investment Committee assists the Board of Directors in evaluating the Company's investment portfolio. The Investment Committee met four times during fiscal year 2000 and five times during fiscal year 2001. The Investment Committee consists of Messrs. Harry H. Wise (Chairman), James E. Jordan, Thomas E. Mara, Rocco J. Nittoli, and H.E. Scruggs. Mr. Christopher J. Gruttemeyer is an alternate member of the Investment Committee.

                  The Executive Committee has all of the powers of the Board of Directors when not in session which can be legally delegated to it, except such powers as are delegated to the officers of the Company by the Certificate of Incoporation and the by-laws of the Company. The Executive Committee met twice during the fiscal year 2000 and did not meet seperately during fiscal year 2001. The Executive Committee consists of Messrs. Joseph S. Steinberg (Chairman), Ian
M. Cumming, Thomas E. Mara, Joseph A. Orlando, and H.E. Scruggs.


                        SECURITY OWNERSHIP OF MANAGEMENT

                  The following table sets forth information concerning beneficial ownership of the Company's Common Shares as of May 15, 2002 by all directors and nominees and by all officers and directors as a group. Directors and nominees not listed below did not own any of the Company's Common Shares.

AMOUNT AND NATURE                    PERCENT
NAME OF BENEFICIAL OWNER     OF BENEFICIAL OWNERSHIP              OF CLASS

Ian M. Cumming                         (l)                           (1)
Joseph S. Steinberg                    (1)                           (1)
H.E. Scruggs                           (2)                           (2)
Directors and Executive
Officers as a group
(14 persons)                           (3)                           (3)
---------------------------------------------------------------------------

         (1) Although neither Mr. Cumming nor Mr. Steinberg directly owns any Common Shares of the Company, by virtue of their respective interest of approximately 18.0% and 16.8% in Leucadia, each may be deemed to be the beneficial owner of a proportionate number of the shares of common stock of the Company beneficially owned by Leucadia through its subsidiaries Empire and Baldwin Enterprises.

         (2) Although Mr. Scruggs does not directly own any Common Shares of the Company, he beneficially owns common shares of Leucadia which represent less than 1% of Leucadia's common stock.

         (3) Aside from the beneficial ownership described in notes 1 and 2 to this table, five directors beneficially own common shares of Leucadia, which in the aggregate, represent less than 1% of Leucadia's common stock.


                     COMPENSATION OF DIRECTORS AND OFFICERS
                     AND OTHER TRANSACTIONS WITH MANAGEMENT

COMPENSATION

                  The Company does not remunerate its executive officers directly. Executive officers of the Company are also officers of the Company's parent, Empire, which pays all salaries. The Company operates under the same general management as Empire and has full use of Empire's personnel, information technology systems and facilities. All such salaries and other operating expenses are shared by the Company and Empire pursuant to a pooling arrangement under which 30% of such expenses are charged to the Company. The amounts reflected in the table below represent the Company's 30% share of compensation expense.

                  The following table sets forth certain information for H.E. Scruggs, Jr., President and Chief Executive Officer of the Company. There were no other executive officers whose salaries or bonuses paid, or accrued for, under the pooling agreement exceeded $100,000 for the year ended December 31, 2001.

                           SUMMARY COMPENSATION TABLE

                                                               Long Term
Name and Principal        Annual Compensation                Compensation
Position                  -------------------                ------------
--------
                                               LTIP       All Other
H.E. Scruggs                Salary   Bonus   Payouts     Compensation

President and CEO   Year    ($)        ($)       ($)         ($)
                    2001   32,366   140,513      (a)        2,688
                    2000    (a)        (a)       (a)        (a)

-----------------------------------------------------------------------------
(a) Mr. Scruggs received no compensation from the Company or Empire during 2000. He was compensated directly by Leucadia in 2000. Mr. Scruggs was not employed by the Company prior to September 2000.

                  The Company does not directly remunerate directors. The directors of the Company are also directors of Empire and their fees are paid pursuant to the pooling agreement described above. Directors who are not employees of Empire and the Company are paid an annual joint retainer of $5,000. In addition, eligible directors receive $1,500 for each joint board meeting attended. For attendance at a meeting of a committee of the joint board, such directors receive $1,500 per meeting. In addition, each Chairperson of a Committee is entitled to $500 per annum. All fees paid to such directors are shared in accordance with the pooling arrangement.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than 10% of the Company's common stock to file reports of ownership and reports of changes in ownership with the Securities Exchange Commission. Based solely upon written representations from the Company's executive officers and directors and greater than 10% shareholders, the Company believes that during the year ended December 31, 2001 no persons subject to the reporting requirements of Section 16(a) were required to file any such reports.

SHAREHOLDER RETURN PERFORMANCE GRAPH**

         Set forth below is a graph comparing the cumulative total shareholder return on Common Shares against cumulative total return of the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and the Standard & Poor's Financial (Multi-Line Insurance Companies) Index (the "S&P Insurance Index") for the five-year period commencing December 31, 1996 (as required by the SEC). The data was furnished by Standard & Poor's Compustat Services, Inc.

--------
** The disclosure contained in this section of the Proxy Statement is not incorporated by reference into any prior filings by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporated future filings or portions thereof (including this Proxy Statement or the "Compensation" section of this Proxy Statement).

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN OF THE COMPANY, S&P 500 INDEX AND S&P INSURANCE INDEX

         The following graph assumes that $100 was invested on December 31, 1996 in each of the Common Shares, the S&P 500 Index and the S&P Insurance Index and that all dividends were reinvested.

                      1996      1997     1998     1999      2000       2001
THE COMPANY            100    101.79   105.36    96.43     85.71       5.14
S&P 500 INDEX          100    133.36   171.48   207.56    188.66     166.24
S&P INSURANCE INDEX    100    152.53   168.04   214.09    301.19     248.22


AUDIT/COMPENSATION COMMITTEE REPORT

         The  following  is  the  report  of  the  Company's  Audit/Compensation
Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2001.

REVIEW WITH MANAGEMENT

         The Audit/Compensation Committee reviewed and discussed the Company's audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT AUDITORS

         The Audit/Compensation Committee discussed with PricewaterhouseCoopers LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) regarding the auditor's judgments about the quality of the Company's accounting principles as applied in its financial reporting.

         The Audit/Compensation Committee also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers LLP their independence.

CONCLUSION

         Based upon the review and discussions referred to above, the Audit/Compensation Committee recommended to the Board of Directors that its audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the SEC.
SUBMITTED BY THE AUDIT/COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS


         Daniel G. Stewart,         Chairman
         Martin B. Bernstein
         Lucius Theus
         Harry H. Wise

         The information contained in the foregoing report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference in such filing.


INDEPENDENT ACCOUNTING FIRM FEES

         The following table sets forth the aggregate fees billed to the Company for the fiscal year ended December 31, 2001 by the Company's independent accounting firm, PricewaterhouseCoopers LLP:

         Audit Fees                             $137,760
         Financial Information Systems
         Design and Implementation Fees         $ 27,000
         All Other Fees                         $125,642(a)(b)
                                                ---------
         Total                                  $290,402
                                                ---------

(a)  Includes fees for tax consulting and other non-audit services.

(b) The  Audit/Compensation  Committee has  considered  whether the provision of
these  services  is  compatible  with  the   maintenance  of  the   accountant's
independence.

ANNUAL REPORT

         Copies of the Company's 2000 and 2001 Annual Reports to Shareholders are being furnished to shareholders concurrently herewith.


PROPOSALS BY SHAREHOLDERS

         Proposals that shareholders wish to include in the Company's Proxy Statement and form of proxy for presentation at the Company's 2003 Annual Meeting of Shareholders, scheduled for October 21, 2003, must be received by the Company at 45 Main Street, Brooklyn, New York 11201, Attention of Lisa M. Bencivenga, Secretary, no later than June 3, 2003.

         Any such proposal must be in accordance with the rules and regulations of the SEC. With respect to proposals submitted by a shareholder other than for inclusion in the Company's 2003 Proxy Statement and related form of proxy, timely notice of any such proposal must be received by the Company in accordance with the By-Laws and the rules and regulations of the Company no later than June 3, 2003. Any proxies solicited by the Board of Directors for the 2003 Annual Meeting may confer discretionary authority to vote on any proposals notice of which is not timely received.


                                  OTHER MATTERS

                Management knows of no other business to come before the Meeting; however, if any other business properly comes before the Meeting, it is the intention of the persons named in the proxy to vote in accordance with their best judgment of what is in the best interests of the Company.

                To assure representation of your interest if you cannot attend the Meeting, please sign and return promptly the proxy in the enclosed envelope.


By Order of the Board of Directors.


                               Lisa M. Bencivenga
                               Corporate Secretary

June 1, 2002

                                                                         ANNEX A

                            ALLCITY INSURANCE COMPANY
                             AUDIT COMMITTEE CHARTER

PURPOSE
________________________________________________________________________________
         The primary purpose of the Audit/Compensation Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including the overview of (i) the financial reports and other financial information provided by the Company to governmental or regulatory bodies, the public or other users, (ii) the Company's systems of internal accounting and financial controls and (iii) the annual independent audit of the Company's financial statements.

         In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention. The Committee shall have full access to all books, records, facilities and personnel of the Company and shall have the power to retain outside counsel, auditors or other experts when necessary. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor and Internal Audit Department are ultimately accountable to the Board and the Committee.

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

         The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP
________________________________________________________________________________



         The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the National Association of Securities Dealers. Accordingly, all members of the Committee will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company (except as permitted by National Association of Securities Dealers), and

2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.


KEY RESPONSIBILITIES
________________________________________________________________________________

         The Committee's job is one of oversight. The Company's management is responsible for preparing the Company's financial statements and the outside auditors are responsible for auditing those financial statements. The Committee recognizes that financial management and the outside auditors have more time, knowledge and detailed information regarding the Company than do Committee members. Accordingly, in carrying out its oversight responsibilities, the Committee will not provide any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

o The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as such statement may be amended from time to time, including, without limitation, the amendments contained in SAS No. 90.
o As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61 and 90; this review will occur prior to the Company's filing of the Form 10-Q.

o The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls. o The Committee shall:
o        Meet   independently  with  internal  and  outside  auditors  at  least annually;  and
o Request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;
o Discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and
o Recommend that the Board take appropriate action to oversee the independence of the outside auditor.
o The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.